Exhibit 10.21

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

3RD AMENDMENT TO THE SERVICES AGREEMENT BETWEEN BOTTOMLINE TECHNOLOGIES, INC. AND BANK OF AMERICA, N.A.

Supplier Name:	Bottomline Technologies, Inc.	Agreement Number:	CW136262
Supplier Address:	325 Corporate Drive Portsmouth, NH 03801 United States	Addendum Number:
Supplier Telephone:	1-603-436-0700	Addendum Effective Date:	February 1, 2011

This Amendment, made and entered into this 1st day of February, 2011 by and between BOTTOMLINE TECHNOLOGIES, INC. (hereinafter referred to as “Tech”) and BANK OF AMERICA, N.A. (hereinafter referred to as “Bank”).

WITNESSETH:

WHEREAS, Tech, as a subcontractor of the Bank, currently provides PayMode Processing Services to Bank Customers pursuant to the Services Agreement (CW 136262) (the “Agreement”);

WHEREAS, Bank currently has a contractual relationship with [**] pursuant to which [**] as part of the PayMode Processing Services known as PayMode Plus;

WHEREAS, Tech is rebranding the PayMode Processing Services known as PayMode Plus to PayMode-X Plus;

WHEREAS, Tech is entering into a contractual relationship with [**] pursuant to which [**] as part of PayMode-X Plus;

WHEREAS, the parties desire to amend Schedule A of the Services Agreement to reflect the rebranding, amend Schedule D of the Services Agreement to add Service Fees applicable to [**] as part of PayMode-X Plus, and amend Section 16.3 of the Services Agreement and acknowledge [**] as a Subcontractor of Tech;

NOW, THEREFORE, in consideration of the premises hereof and the mutual benefits to be derived hereby, the Addendum is hereby amended by adding the following provisions as follows:

A.	Amendment to Schedule A, Section 2 (Description of Services):

The second row of the table titled “Processing Services” is amended replaced with the following:

2	PayMode-X Plus	PayMode-X Plus, an extension of core PayMode, adds the ability for a Customer to include multiple payment types (check, card, wire, PayMode, etc.) in their PayMode files. PayMode-X Plus joins electronically initiated payments such as card and wire with check print files to provide a fully integrated AP solution that initiates both electronic payments and paper checks.

B.	Amendment to Appendix A to Schedule A (PayMode Services), Section C (PayMode Plus):

The title of Section C is hereby amended to “Paymode-X Plus”.

A new sub-section “e.” as set forth below is hereby added.

e.	Reports

Paymode-X Plus for Check Print payments can be viewed using the same disbursement reports as used for Paymode-X payments, for those clients opting Paymode-X User Interface Reporting functionality.

C.	Amendment to Schedule D (Service Fees):

A new Section “11” as set forth below is hereby added to Schedule D (Service Fees).

11.	Additional Service Fees for PayMode-X Plus:

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to each image in a document except the first.	$[**]
[**]	Applies to each document that is manually pulled from the checkprint output.	$[**]
[**]	Applies for all shipments other than those that are USPS First Class	$[**]
[**]	Applies once per month per client for those clients using the imaging service	$[**]
[**]	Applies to each image over [**] images per month.	$[**]
[**]	Additional fee applied to each document handled by the same-day print and mail service.	$[**]

[**]	Delivery via United States Postal Service, Federal Express, or United Parcel Service.	[**]
[**]		[**]
[**]		$[**]
[**]		$[**]
[**]		$[**]
[**]		[**]
[**]		$[**]
[**]		$[**]
[**]		$[**]
Paymode-X Plus User Interface Functionality	Ability for client to use Paymode-X User Interface to: • [**]	$[**] maintenance fee per client opting for this service.
Paymode-X Plus Paid Item Updates	Processing of a file of paid item data to update status of check payments in Paymode-X	$[**] maintenance fee per client opting for this service.
Paymode-X Plus User Interface Functionality Migration	Legacy client migration to Paymode-X User Interface Functionality	$[**].

(1)	Same Day Print Service availability is subject to a review of volumes, processing requirements and applicable deadlines and may be declined by Tech.

(2)	Implementations shall be considered “standard” as per the guidelines set forth in Schedule D (Services Fees), Section 2 (Implementation Fees) of the Services Agreement. Non-standard implementations will be quoted.

(3)	The term “image” when used for pricing purposes indicates a single side of a printed document.

For each Customer listed on Exhibit A to this Amendment (each a “Custom Pricing Customer”), the pricing for certain services associated with the Customer in Exhibit A will prevail over the pricing set forth in this Section, for those specific services only.

D. Service Level Agreements: Tech agrees to work with the Bank to modify Services Agreement (CW 136262) sections III B, IV, V, VII and Attachment I to define reasonable and mutually agreeable service level metrics for the Paymode-X for Check Print solution prior to the end of the first contract year. Bank and Tech agree that existing service levels defined in the Services Agreement (CW 136262) Schedule B, Sections I, II, III A and VI will apply

E.	Subcontractor Acknowledgement and Amendment to Section 16.3:

Bank hereby consents to Tech engaging [**] as a Subcontractor to perform at least a portion of PayMode-X [**].

The last sentence of Section 16.3 is amended to “Tech shall require all Subcontractors, as a condition to their engagement, to agree to be bound by provisions substantially the same as those in Sections entitled “Tech Personnel,” “Insurance,” “Confidentiality,” “PayMode Data Security,” “Audit”, and “Business Continuity,” and to comply with the terms of the BAA, as amended.”

Tech acknowledges compliance with Section 16.3, as amended, with the following exceptions which are hereby approved by Bank:

1.	[**] has not agreed to maintain E-commerce Liability Insurance as required by Section 17.1(g).

2.	[**] had not agreed to include a “Client Coverage” or “Joint Payee Coverage” endorsement to their Fidelity Bond or Crime as required by Section 17.1(h).

3.	The records maintained by [**] for audit pursuant to section 20.1 will be limited to billing records and the retention period shall be limited to 7 years from the time the records are made.

4.	[**] had agreed to the following business continuity plan requirements (similar to requirements currently in place between [**] and Bank) in lieu of those requirements set forth in Schedule K of the Services Agreement:

a.	Supplier agrees to establish, maintain and implement the Business Continuity Plan. Any modifications or updates to the Business Continuity Plan shall be delivered annually thereafter. If Company objects in writing to any provision of such plans and controls, Supplier shall respond in writing within thirty (30) calendar days, explaining, among other matters Supplier wishes to include in its response, the actions Supplier intends to take to cure Company’s objection. Notwithstanding the foregoing, Supplier agrees that it will discuss the Business Continuity Plan with Company on an annual basis upon Company’s written request, and Company and Supplier agree that they will negotiate in good faith to agree on any commercially reasonable changes to the Business Continuity Plan proposed by Company and division of responsibility for any costs associated with implementation. Supplier’s Business Continuity Plan will comply with the requirements of this Section 11.

b.	If Supplier becomes aware of any destruction, loss alteration or use of, or unauthorized access to, the Confidential Information and other data, Supplier shall promptly report in writing such incident to the Company and describe in reasonable detail the circumstances surrounding such destruction, loss alteration, use, or unauthorized access.

c.

The Business Continuity Plan shall provide for sufficient response to a natural disaster or interruption at Supplier’s site, such plan to be reasonably acceptable to Company and in accordance with applicable regulatory requirements. As part of the Business Continuity Plan, Supplier shall establish processing priorities for normal and emergency conditions. At a minimum, the Business Continuity Plan shall provide that (i) Supplier shall reasonably declare a disaster no more than [**] hours after an incident/event has interrupted Supplier’s ability to service the Company; (ii) checks shall be mailed no later than [**] hours after a declared disaster; (iii) invoices shall be mailed no later than [**] hours after a declared disaster; (iv) statements and other documents shall be mailed no later than [**] hours after a declared disaster; (v) Supplier shall perform at least one annual disaster test at its separate computer/communications recover facility and report the test results to the Company; (vi) Supplier shall use an uninterrupted power supply for short-term power outages and a stand-alone generator for power failures; and (vii) Supplier shall update production applications daily and store copies offsite. Supplier’s off-site storage for back-up data shall be reasonably acceptable to the Company and in compliance with all applicable regulatory requirements.

F.	New Sections 14.5 and 14.6:

A new section 14.5 and 14.6 is added as follows to establish special limitations on liability for liability arising out of actions or omissions of [**]:

14.5	Limitation of Liabilities. IN NO CASE SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS AND LOSS OF USE OR UTILIZATION OF FACILITIES RESULTING FROM THE OTHER PARTY’S PERFORMANCE OR NONPERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. To the extent that [**] has not been negligent, in no event shall Tech be liable for any omission, error or deficiency in the Services to the extent said omission, error or deficiency arises solely from the data, documentation or information provided by Bank or any customer hereunder. Bank agrees that it shall use reasonable efforts to notify Tech promptly after learning of any omission or defect in [**] output.

14.6	Liability. Notwithstanding anything to the contrary to Section 14.5 above, Tech shall be liable to Bank for all damages of any nature incurred by Bank as a result of [**] acts or failures to act in accordance with this Amendment and the Agreement, including but not limited to a Breach or Security Incident. Notwithstanding the preceding sentence, Tech’s liability to Bank for indirect, consequential, special, or punitive damages shall be limited to $20,000,000 per insurance year (e.g., September 1 to August 31) in the aggregate (the “Liability Cap”). For the avoidance of doubt, the Liability Cap shall not apply to any direct damages actually incurred by Bank as a result of [**] acts or failures to act in accordance with this Addendum. This Section 14.6 shall not apply to the obligations of Tech as described in Section 13.1 or 13.5 of the Agreement, which remain subject to Section 14.5 above.

G. Inconsistencies: In the event of any inconsistencies in the terms of the Services Agreement and this Amendment, the terms of this Amendment shall control with respect to the provisions set out herein.

H. All Other Provisions: Except as to the terms amended by this Amendment, all other terms and conditions of the Services Agreement are declared by the parties to be in full force and effect, and except as otherwise provided in this Amendment, all defined terms used in this Amendment shall have the meanings set forth for such terms in the Services Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives this 28th day of February 2011.

Bank		Tech
Bank of America, N.A.		Bottomline Technologies (de), Inc.

/s/ Dani Folsom		/s/ Eric Morgan 2-28-11
Signature	Date	Signature	Date

Dani Folsom		Eric Morgan
(Printed Name)		(Printed Name)

VP, Sourcing Manager		VP, Global Controller
(Title)		(Title)

Exhibit A

Custom Pricing Customers and Fees

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to each image in a document except the first.	$[**]
[**]		$[**]
[**]		$[**]

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to each image in a document except the first.	$[**]
[**]	Applies for all shipments other than those that are USPS First Class	$[**]
[**]	Applies to each image over [**] images per month.	$[**]
[**]	Additional fee applied to each document handled by the same-day print and mail service.	$[**]
[**]		$[**]
[**]		$[**] per bank on which the checks are drawn

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to each image in a document except the first.	$[**]

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to each image in a document except the first.	$[**]
[**]	Applies to each document that is manually pulled from the checkprint output.	$[**]
[**]	Applies for all shipments other than those that are USPS First Class	$[**]

[**]

Service Name	Service Description	Fee
[**]		$[**]

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to each image in a document except the first.	$[**]

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]
[**]		$[**]

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]
[**]		$[**]

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to each image in a document except the first.	$[**]

[**]

Service Name	Service Description	Fee
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to the first image of every document printed	$[**]
[**]	Applies to each image in a document except the first.	$[**]